UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2021

TCG BDC II, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	No. 814-01248	81- 5320146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Vanderbilt Avenue, Suite 3400 New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 813-4900

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☒

Item 1.01    Entry into a Material Definitive Agreement
On February 11, 2021 (the “First Amendment Effective Date”), TCG BDC II SPV2 LLC (“SPV2”), a wholly owned subsidiary of TCG BDC II, Inc. (the “Company”), entered into an amendment to the documents governing SPV2’s secured revolving loan facility (as amended, the “SPV2 Credit Facility”) with the other parties thereto to, among other things, (i) increase the aggregate principal amount of the secured borrowings under the SPV2 Credit Facility during the applicable revolving period from $250,000,000 to $350,000,000, as such amount may be further modified in accordance with the terms and conditions of the SPV2 Credit Facility, and (ii) to provide that (x) borrowings under the SPV2 Credit Facility prior to the First Amendment Effective Date bear interest at LIBOR (or, if applicable, a rate based on the prime rate or federal funds rate plus 0.50%) plus 2.95%, and (y) borrowings under the SPV2 Credit Facility on and after the First Amendment Effective Date bear interest at LIBOR (or, if applicable, a rate based on the prime rate or federal funds rate plus 0.50%) plus 2.76%. The amendment to the SPV2 Credit Facility was effective as of the First Amendment Effective Date.
Item 2.03    Creation of Direct Financial Obligation
The information included under Item 1.01 above is incorporated by reference into this Item 2.03.
Item 9.01    Financial Statements and Exhibits
Exhibit 10.1 shall be deems furnished herewith.
(i) Exhibits:

Exhibit	Description
10.1
First Amendment, dated as of February 11, 2021, to the Loan and Servicing Agreement among TCG BDC II SPV2 LLC, as borrower, the lenders from time to time party thereto, and Bank of America, N.A., as administrative agent.†

† Information in this exhibit (indicated by brackets) has been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCG BDC II, INC.
(Registrant)

By:	/s/ Thomas M. Hennigan
Name:	Thomas M. Hennigan
Title:	Chief Financial Officer

Date: February 18, 2021